© Atkore Fourth Quarter and Full Year 2022 Earnings Presentation and Business Update November 18, 2022

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share (also referred to as “Adjusted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non- GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Today’s Discussion 1. Outstanding Results & Performance in 2022 2. Company Overview & Growth Journey 3. Well-Positioned for Long-Term Growth & Value Creation 3

4© Atkore FY 2022 Year in Review 4 Delivered record financial results Completed six acquisitions As of 2022, Atkore Inc. received an MSCI ESG Rating of “AA” Received employer, ESG and customer awards & recognition MC Glide TuffTM – Awarded EC&M “Product of the Year” Strong balance sheet with Total Debt Leverage Ratio < 1x Product vitality index reached high single digits as a percentage of Q4 Net Sales Deployed $136 million in capital expenditures to support future growth Repurchased $500 million in stock

Strong Results in Q4 and Full Year 2022

Atkore


Q4
2022
Net Sales
$M
+11%
501.7
477.4
923.7
1,029.0
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Net Income
$M
+9%
46.0
54.2
202.6
220.8
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Adjusted EBITDA[1]
$M
+11%
88.8
98.2
292.9
325.1
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Diluted EPS
$/share
+22%
0.94
1.11
4.26
5.18
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Adjusted Diluted EPS[1]
$/share
+26%
1.01
1.18
4.39
5.52
Q4 2019
Q4 2020
Q4 2021
Q4 2022
FY
2022
+34%
1,916.5
1,765.4
2,928.0
3,913.9
FY 2019
FY 2020
FY 2021
FY 2022
+55%
139.1
152.3
587.9
913.4
FY 2019
FY 2020
FY 2021
FY 2022
+49%
324.4
326.6
897.5
1,341.8
FY 2019
FY 2020
FY 2021
FY 2022
+67%
2.83
3.10
12.19
20.30
FY 2019
FY 2020
FY 2021
FY 2022
+66%
3.62
3.78
12.98
21.55
FY 2019
FY 2020
FY 2021
FY 2022

© Atkore

1. See non-GAAP reconciliation in appendix.

5

6© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge1Net Sales BridgeQ4 2022 FY 2022 $8 $45 $57 $5 Volume/Mix2021 M&APrice F/X / Other 2022 $924M $1,029M $4 $5 $45 $10 $22 2022Cost Changes 2021 Volume/Mix Price M&A Productivity / Investment / F/X / Other $293M $325M $95 $996 $96 $11 2021 M&APriceVolume/Mix F/X / Other 2022 $3,914M $2,928M $27 $472 $996 $21 $74 2021 Price 2022Volume/Mix Cost Changes M&A Productivity / Investment / F/X / Other $898M $1,342M Includes a $9M unfavorable impact related to business interruption insurance received in Q4 2021

7© Atkore Company Overview

8© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Secular Tailwinds Our solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Strong Financial Profile & Long-Term Outlook Strong liquidity position with a balance sheet ready to support and help drive future growth 8

9© Atkore Our Foundation Is the Atkore Business System

10© Atkore Our Products Are All Around You HDPE Conduit Wire Basket Cable Tray & Fittings Telescoping Sign Support System Cable Tray, Ladder & Fittings Steel Conduit & Fittings PVC and Metal Trunking Electrical Prefabrication Flexible & Liquid Tight Electrical Conduit Industrial Flexible Electrical Conduit Roller Tube for Conveyor PVC and Fiberglass Electrical Conduit & Fittings Metal Framing & Fittings (Including Seismic) Perimeter Security Solutions Security Bollards Armored Cable Specialty Electrical Conduit: Stainless Steel, PVC-Coated & Aluminum

Integrated & Aligned Operating Segments

Atkore

Summary Financials

Electrical


Adj. EBITDA Margin[1] (%)
20.5%
23.0%
39.1%
42.3%
Net Sales ($M)
$1,390
$1,271
$2,233
$3,014
FY 2019
FY 2020
FY 2021
FY 2022

Safety & Infrastructure


Adj. EBITDA margin[1] (%)
14.7%
13.6%
11.7%
15.4%
Net Sales ($M)
$528
$498
$698
$901
FY 2019
FY 2020
FY 2021
FY 2022

Business Overview

Electrical

- **Manufacture high quality products used in the construction of electrical power systems** across various end-use applications; **#1** or **#2** position in most key categories
- **Products are a staple for electrical distributors**, helping us establish **strong relationships with customers**
- **Comprehensive product portfolio** enables solution selling and ability to bundle

Safety & Infrastructure

- **Design and manufacture solutions** for the protection and reliability of critical infrastructure; solutions marketed to contractors, OEMs and end-users
- **Global distribution capabilities** for security focused products and metal framing systems
- **Value-added** engineering, installation & construction and pre-fabrication services

Key Products and Brands

Select Products:



PVC Conduit | Steel Conduit | Armored Cable | HDPE Conduit | Fiberglass Conduit

Key Brands:

Atkore

Allied Tube & Conduit · AFC Cable Systems · Heritage Plastics · Cii · Unistrut · US Tray
Unistrut Construction · Marco · Calpipe Security · Calbrite · Calbond · Flexicon · Kaf-Tech
Power-Strut · Calconduit · FRE Composites · United Poly Systems · Sasco Strut · Columbia-MBF
Elite Polymer Solutions · Four Star Industries · Eastern Wire + Conduit · ACS/Uni-Fab · Vergokan
Northwest Polymers · Cascade Poly Pipe + Conduit · Razor Ribbon · Queen City Plastics · Cope

Select Products:



Metal Framing | Cable Tray | In-line Galvanized Mechanical Tube | Prefabricated Devices

Key Customers

AD Together, we win. · CED · GraybaR · The Home Depot · IMARK GROUP Member Owned, Member Governed · Rexel · RYERSON · sonepar · wesco

1. See non-GAAP reconciliation in appendix.

© Atkore

11

Growth Driven by Atkore Business System

Historical Net Sales Bridge


$1,504M
A
$101
$1,924
$593
B
$21
$15
$3,914M
2017
Volume/Mix
Price
M&A
Divestitures
Other
2022

Historical Adjusted EBITDA[1] Bridge


$228M
A
$2
$985
D
~$585 Est. Pricing Outperformance
C
~$400 Est. Sustainable Pricing Improvements
B
$229
$5
$93
E
$1,342M
$585
$757
2017
Volume/Mix
Price vs. Cost
M&A
Divestitures
Productivity / Investment / F/X / Other
2022

Key Discussion Items

- **A** Analysis understanding customer and product level profitability minimized impact of volume declines; Examples include strategic determination to reduce retail exposure
- **B** Combined benefit from strategic acquisitions completed between FY17 to FY22
- **C** Estimate ~40% of pricing improvements are sustainable
- **D** Estimated pricing outperformance primarily driven by plastic pipe and conduit related products in FY21 and FY22
- **E** Estimate approximately one-third of this unfavorable impact is related to discretionary one-time investments in the business

© Atkore

1. See non-GAAP reconciliation in appendix.

12

Our Business Has Transformed Since IPO

Transformed sales mix to drive significant revenue growth and profitability through organic and inorganic activities while increasing our total addressable market opportunity

Adjusted EBITDA Margin[1]	→	Adjusted EBITDA Margin[1]
15.1%		34.3%



Net Sales by Key Product Area[2]
$1.5B
18%
23%
18%
24%
17%
7 Acquisitions Completed
$3.9B
39%
19%
17%
14%
12%
FY2017
FY2022

Total Addressable Market Opportunity



Atkore
$40B+

>2X Addressable Market Increase Since IPO

Plastic Pipe, Conduit & Fittings | Metal Electrical Conduit & Fittings | Metal Framing, Cable Management & Construction Services | Electrical Cable & Flexible Conduit | Mechanical Tube & Other

© Atkore

1. See non-GAAP reconciliation in appendix.
2. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.

Source: Management estimates.

13

Diversity of End-Market Use Enables Flexibility

Atkore

Estimated Net Sales by Key Product Area & Market

	Non-Residential Construction (Global)				Residential (U.S.)		OEM / OTHER
	Commercial & Industrial	Institutional	Data Centers & Warehouses	Utility	Multi-Family	Single Family	
Plastic Pipe, Conduit & Fittings	✓	✓	✓	✓	✓	✓	
Metal Electrical Conduit & Fittings	✓	✓	✓	✓	✓		
Metal Framing, Cable Management & Construction Services	✓	✓	✓	✓	✓		✓
Electrical Cable & Flexible Conduit	✓	✓	✓	✓	✓		✓
Mechanical Tube & Other							✓
Est. % of total sales	**~65-75%**				**~15-20%**		**~10-15%**

© Atkore

Source: Company analysis and estimates

14

15© Atkore Architecture Billings Index >50 indicates growth vs. prior month; Leads construction starts by ~12 months Dodge Momentum Index 2000 = 100; Leads construction starts by ~9 to 12 months Solid Market Fundamentals Note: All periods presented represent the average of the preceding 12 months Construction Backlog Months of Backlog Non-Residential Construction Jobs In Thousands 52.4 50.5 43.6 52.5 53.0 Sep’22Sep’18 Sep’19 Sep’20 Sep’21 50 9.4 8.9 8.3 7.8 8.5 Sep’18 Sep’19 Sep’20 Sep’21 Sep’22 155 146 139 150 169 Sep’18 Sep’19 Sep’20 Sep’22Sep’21 4,410 4,563 4,439 4,351 4,481 Sep’21Sep’20Sep’18 Sep’19 Sep’22 +2% Source: AIA – The American Institute of Architects. Source: Dodge Construction Network. Source: ABC – Associated Builders and Contractors. Source: U.S. Bureau of Labor Statistics.

Exposed to Strong Underlying MegaTrends

Demand Driver by Key Product Area *(Illustrative Impact)*	"Electrification of Everything"	Grid Hardening	Digital Infrastructure	Growth in Renewables
Plastic Pipe, Conduit & Fittings	+	+ + +	+ + +	+
Metal Electrical Conduit & Fittings	+		+ +	+
Metal Framing, Cable Management & Construction Services	+		+ + +	+
Electrical Cable & Flexible Conduit	+		+	+
Mechanical Tube				+ + +
	According to a study from Princeton University, electrifying nearly all transport and buildings could contribute to doubling or more the amount of electricity used in the U.S. by 2050. That would lift electricity's share of total energy used to close to 50% from about 20% today.	In 2021, PG&E announced plans to underground 10,000 miles of powerlines For Florida Power & Light's (FPL) Storm Secure Power Line Program, approximately two dollars from every paying customer every month goes toward the initiative	Double digit increase in data center spend through 2026 $65B committed for broadband deployment by the Infrastructure Investment and Jobs Act (IIJA) $39B in manufacturing incentives for semiconductor manufacturing from the CHIPS and Science Act	Expect greater than 50% of US power supply from renewables by 2035 In 2021, 46% of all new electric capacity added to the grid came from solar Various investments throughout the value chain included in the Inflation Reduction Act (IRA)
	Source: The Wall Street Journal.	Source: Company websites.	Source: International Data Corporation; U.S. Chamber of Commerce; WhiteHouse.gov	Source: McKinsey; Solar Energy Industry Association; Sidley.

© Atkore
16

17© Atkore Conduits of Growth Customer Experience Enhancements Digital Capabilities & Resources Ongoing investment areas across the business to improve market positioning and operational capabilities Focused Product Category Growth & Innovation M&A Pipeline Category Expansion Initiatives

18© Atkore Strategic & Disciplined Approach to M&A Critical mass in served markets Value creation Stewardship & Atkore values Focused on Key Markets with Growth Opportunities  Seek growth in core product categories for scale in key markets  Diligent assessment of macro growth trends and competitive landscape  Unlock access to attractive markets, new technologies, product innovations and geographic expansion Value creation through Atkore Business System  The Atkore Business System unlocks synergistic value with a focus on people, process and strategy  Building upon our value proposition to our customers of “One order. One delivery. One invoice.”  Past synergies have driven highly attractive returns on capital, and support shareholder value creation Stewardship & Atkore Values  Leverage Atkore’s corporate values to nurture acquired businesses during integration, including customers, employees, suppliers and management  Successful track record in retaining and promoting management and employees of acquired companies M&A

M&A

Outstanding M&A Track Record

Atkore

Deployed $649M to bolster product categories, expand geographic presence and enter new markets to enhance our transformation

Date	Company	Description
May 2017	**Marco**	Acquisition of a wire basket cable tray, PVC trunking and aluminum power poles company. Located in UK with a presence in the rest of Europe
October 2017	**Calpipe**	Acquisition of an electrical conduit system and bollards company. Headquartered in Rancho Dominguez, California
September 2018	**Vergokan NV**	Acquisition of a cable tray and ladder company. Located in Belgium, Vergokan employs more than 165 employees
August 2019	**Rocky Mountain Colby Pipe Company**	Acquisition of a PVC pipe and conduit company based in Pendleton, Oregon
October 2020	**Queen City Plastics**	Acquisition of a PVC pipe and conduit company based in Fort Mill, South Carolina with approximately 60 employees
December 2021	**Sasco Tubes & Roll Forming Inc.**	Acquisition of a metal framing company based in Toronto, Canada with approximately 50 employees
May 2022	**Talon Products, LLC**	Acquisition of a non-metallic cable cleat company based in Hammond, Louisiana
August 2022	**Northwest Polymers**	Acquisition of a HPDE/PVC recycling company based in Oregon with about 80 employees

$329 Million[1]
deployed between FY17 to FY21;applied the Atkore Business System to drive significant synergy improvement, and this group of deals is operated at a <1x and <2x multiple on a Net Sales and Adjusted EBITDA basis, respectively in FY22

$320 Million[1]
deployed in FY22, and expected to help drive future growth

Date	Company	Description
September 2017	**Flexicon**	Acquisition of a metallic and non-metallic flexible cable protection systems company. Located in Birmingham, England
January 2018	**Cii Communications**	Acquisition of a modular, prefabricated power, voice and data distribution system company based in Tempe, Arizona
June 2019	**United Structural Products, LLC**	Acquisition of an aluminum cable tray company based in Atlanta, Georgia
August 2019	**FLYTEC Systems Ltd**	Manufacturer of metal surface trunking, perimeter systems, pedestal boxes and industrial floor trunking based in the United Kingdom
February 2021	**FRE Composites Group**	Acquisition of a fiberglass conduit company based in Quebec and Colorado with approximately 90 employees
December 2021	**Four Star Industries**	Acquisition of a HDPE pipe and conduit company in Allendale, South Carolina with approximately 30 employees
June 2022	**United Poly Systems**	Acquisition of a HPDE pipe and conduit manufacturing company with approximately 160 employees
August 2022	**Cascade Poly Pipe + Conduit**	Acquisition of a HPDE pipe and conduit company based in Oregon with about 30 employees

Legend: ● Plastic Pipe, Conduit & Fittings ● Metal Conduit & Fittings ● Metal Framing, Cable Management & Construction Services

1. Does not include the effect from cash acquired and other post closing adjustments included in the total purchase price allocation.
Source: Company website and company filings.

© Atkore
19

20© Atkore Welcome Elite Polymer Solutions! Manufacturer of High Density Polyethylene (HDPE) conduit, primarily serving telecommunications, power utility, and transportation markets 20 M&A Acquired the assets of Elite Polymer Solutions on November 7, 2022 Located in Lovelady, Texas, with approximately 55 employees. It will continue operating at its current location.

Category Expansion Example

HDPE Products Expected to Drive Growth

Atkore

Between recent organic and inorganic investments, we expect our HDPE related products to be a strong driver of growth for the next several years given the secular tailwinds behind the products and our execution of the Atkore Business System

HDPE Products Market Review

TOTAL MARKET SIZE	KEY APPLICATIONS SERVED BY ATKORE	GROWTH DRIVERS
~$7B Product Categories Included: Conduit, Pressure Pipe, Water Pipe, and Corrugated	- Broadband & Telecom - Power Utility and Renewable Energy - Oil & Gas Transmissions & Distribution - Water Infrastructure - Transportation	- Expansion of 5G Networks & "Fiber to the Home" and IIJA tailwind - Vertical integration opportunities with internal recycling business - Execution of the Atkore Business System

ATKORE PRESENCE

- Four Acquisitions in the Past 12 Months
- Organic Expansion Plans in Dallas, Texas
- #2 Position in Conduit Products
- Expect to be a Top 10 player in overall HDPE market across all product categories

Broadband and Telecom Applications Expected to Drive Solid Growth for Conduit Products Over the Next Several Years

© Atkore

21

22© Atkore New Large Tube Capacity & Capabilities Provide Opportunity Solar megatrend represents a growth and category expansion opportunity — leveraging recent capability and capacity investments for mechanical tubing products that can be used in renewable energy applications. In May 2022, unveiled two manufacturing lines for producing mechanical tube for use in utility- scale solar projects in our Phoenix, Arizona facility Investment in new Hobart, Indiana facility will provide opportunity to support potential growth from solar and other large tube applications Category Expansion Example 22

23© Atkore New product innovation and share gain opportunities in key categories and markets expected to contribute to incremental and profitable growth over the next several years Focused Product Category Growth & Innovation Growth Examples PLASTIC PIPE & CONDUIT & FITTINGS METAL ELECTRICAL CONDUIT & FITTINGS METAL FRAMING, CABLE MANAGEMENT & CONSTRUCTION SERVICES ELECTRICAL CABLE & FLEXIBLE CONDUIT • Expansion of Cor-TekTM Cellular Core PVC into new U.S. geographies for conduit and end- use markets such as pipe for water applications • Tested and certified our corrosion- resistant PVC-coated conduit against high-performance standards, opening new specification-driven markets • Drove adoption of U.S. made Eagle Basket™ with Quick Latch™ securing wins in data centers and chip manufacturing • Continued expansion of our patented and award-winning MC GlideTM electrical cable family which now includes aluminum and steel armor and additional luminary and fire alarm cable offerings Focus Category & Innovation

24© Atkore Positioned for Long-Term Growth & Value Creation

25© Atkore Strong Financial Profile to Support Future Growth 1. See non-GAAP reconciliation in appendix. 1,504 1,835 1,917 1,765 2,928 3,914 20192017 2018 20212020 2022 +21% CAGR Net Sales $M 228 272 324 327 898 1,342 2017 2018 20202019 2021 2022 +43% CAGR Adjusted EBITDA1 $M 1.65 2.78 3.62 3.78 12.98 21.55 202120202017 2018 20222019 +67% CAGR Adjusted Diluted EPS1 $/share 97 107 175 215 508 651 20202017 20212018 20222019 +46% CAGR Free Cash Flow1 $M 2.5 3.3 2.6 2.5 0.8 0.6 201920182017 2020 20222021 -1.9x Gross Debt to Adjusted EBITDA1 325 373 400 2029 20302027 20282026 2031 Debt Maturity Profile $M Senior NotesUndrawn Asset Based Loan Senior Secured Term Loan

Initial FY2023 Outlook

Atkore

Outlook Summary

Outlook Items for Consolidated Atkore	Q1 2023 Outlook	FY2023 Outlook	FY2023 Comments & Perspective
Net Sales	Down LSD% vs. PY	Flat to Down ~10% vs. PY	• Accounting methodology associated with torque tube tax credits related to the Inflation Reduction Act may cause variability to Adjusted EBITDA, Adjusted EPS and tax rate assumptions and expectations • FY2023 Outlook may vary materially due to changes in assumptions, or economic/market conditions
Adjusted EBITDA[1]	\$240M – \$260M	\$850M – \$950M	
Adjusted EPS[1]	\$3.85 – \$4.20	\$13.10 – \$14.90	
Interest Expense		~\$40M – \$50M	
Tax Rate		~25% – 27%	
Capital Expenditures		~\$200M	
Stock Buybacks		≥\$250M	
Diluted Shares Outstanding[2]		~40 – 41M	

© Atkore

1. Reconciliation of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

26

Key Bridging Assumptions FY23 vs. FY22

With continued normalization of average selling prices in key product lines such as PVC electrical conduit, we expect part of the pricing outperformance in FY2022 to continue to normalize and be an unfavorable year over year impact in FY2023 vs. FY2022

ILLUSTRATIVE BRIDGING ITEMS

Net Sales Bridge


$3.9B
Expect MSD% growth
Pricing in PVC related products and other categories to decline
Estimate contributions from acquisitions to drive modest growth
Headwind from F/X
Flat to Down ~10% vs. PY
2022
Volume/Mix
Price
M&A
F/X / Other
2023

Adjusted EBITDA Bridge[1]


$1.3B
Expect solid incremental margin growth
Pricing normalization in PVC related products
$850 - $950M
2022
Volume/Mix
Price vs. Cost
M&A
Productivity / Investment / F/X / Other
2023

© Atkore

1. Reconciliation of the forward-looking quarterly and full-year 2023 outlook for Adjusted EBITDA is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.

27

Updated Capital Deployment Framework

Atkore

Capital Deployment Focused on Driving Growth in Adjusted EPS

Capital Deployment Model – FY 2023 & Forward

Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period

Maintain Gross Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities

Priority Uses for Capital

Status Update

Priority Uses for Capital	Status Update
Capital Expenditures, Organic Growth, and Capacity Investments	~$200M in expected capital expenditures in FY23; includes investment in **HDPE product expansion initiatives**; Expect future capital spending to be between 3-4% of net sales
M&A	**Strong pipeline** with a disciplined approach; Expect M&A to be focused on growing portfolio to expand and capture more of our total addressable market
Stock Repurchases	**Increasing authorization** (November 2021 – present) up to $1.3B and extending through November 2025; $650M remaining in authorization ($150M in repurchases completed in Q1 FY23)

© Atkore

1. Plan announced in November 2021.

28

Strategy Set to Deliver Future Performance

We expect our Conduits of Growth and Capital Deployment Model to help drive future performance

Illustrative Long-Term Adjusted EPS[1] Bridge, $/share



$1.65
$3.78
$12.98
$21.55
$13.10 - $14.90
>$18
FY17
FY20
FY21
FY22
Volume Benefits & M&A Contributions
Pricing Normalization in PVC Related Products & Higher Interest Expense
FY23 Outlook
Potential Future PVC Pricing Normalization
Base Business Growth (GDP +100 - 200 bps) and Price vs. Cost Improvements Across Various Categories
Conduits of Growth + Capital Deployment
Investments, Higher Interest Expense & Other
FY25 Goal

© Atkore

1. Reconciliation of the forward-looking quarterly and full-year 2025 outlook for Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.

29

30© Atkore Atkore: a Compelling Investment Disciplined Operational Focus Values-based organization driven by the Atkore Business System Track Record of Success Strong track record of earnings growth, increasing free cash flow and excellent return on capital Market Leadership Leading market share in key product categories with a portfolio of must-stock products for electrical distributors Strong Secular Tailwinds Our solutions are critical to enabling the energy transition and investment in digital infrastructure Opportunities for Growth Multiple levers and opportunities to drive sustainable growth through both organic and inorganic investments Strong Financial Profile & Long-Term Outlook Strong liquidity position with a balance sheet ready to support and help drive future growth 30

31© Atkore Appendix

32© Atkore Q4 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q4 2022 Q4 2021 Y/Y Change Y/Y % Change Net Sales $1,029.0 $923.7 $105.3 11.4% Operating Income $296.8 $266.0 $30.9 11.6% Net Income $220.8 $202.6 $18.2 9.0% Adjusted EBITDA1 $325.0 $292.9 $32.2 11.0% Adjusted EBITDA Margin2 31.6% 31.7% (10 bps) - Net Income per Share (Diluted) $5.18 $4.26 $0.92 21.6% Adjusted Net Income per Share1 (Diluted) $5.52 $4.39 $1.13 25.7%

33© Atkore Consolidated Atkore Bridges $3 $59 $51 $9 2021 Volume/Mix Price M&A F/X / Other 2022 $697M $795M Q4 Net Sales Bridge $12 $14 $6 $3 20222021 Volume/Mix Price $234M M&A F/X / Other $227M Q4 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q4 2022 Q4 2021 Y/Y Change Net Sales $795.2 $697.5 14.0% Adjusted EBITDA $308.8 $283.9 8.7% Adjusted EBITDA Margin 38.8% 40.7% (190 bps) ($’s in millions) Q4 2022 Q4 2021 Y/Y Change Net Sales $233.9 $227.4 2.9% Adjusted EBITDA $36.4 $29.0 25.4% Adjusted EBITDA Margin 15.6% 12.8% +280 bps

34© Atkore FY22 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) FY 2022 FY 2021 Y/Y Change Y/Y % Change Net Sales $3,913.9 $2,928.0 $985.9 33.7% Operating Income $1,233.8 $798.9 $434.9 54.4% Net Income $913.4 $587.9 $325.6 55.4% Adjusted EBITDA1 $1,341.8 $897.5 $444.2 49.5% Adjusted EBITDA Margin2 34.3% 30.7% +360 bps - Net Income per Share (Diluted) $20.30 $12.19 $8.11 66.5% Adjusted Net Income per Share1 (Diluted) $21.55 $12.98 $8.57 66.0%

35© Atkore Segment Information Three months ended September 30, 2022 September 30, 2021 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 795,220 $ 308,783 38.8% $ 697,492 $ 283,945 40.7 % Safety & Infrastructure 233,884 36,371 15.6% 227,361 29,015 12.8 % Eliminations (118) (1,122) Consolidated operations $ 1,028,986 $ 923,731

36© Atkore Segment Information Fiscal year ended September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 3,013,755 $ 1,273,410 42.3% $ 2,233,299 $ 873,868 39.1% $ 1,270,547 $ 292,809 23.0% $ 1,390,327 $ 285,217 20.5 % Safety & Infrastructure 900,588 138,390 15.4% 698,320 81,827 11.7% 497,523 67,821 13.6% 527,511 77,407 14.7 % Eliminations (394) (3,605) (2,649) (1,300) Consolidated operations $ 3,913,949 $ 2,928,014 $ 1,765,421 $ 1,916,538

37© Atkore Adjusted Earnings Per Share Reconciliation Consolidated Atkore Inc. Three months ended Fiscal Year Ended (in thousands, except per share data) September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Net income $ 220,802 $ 202,561 $ 913,434 $ 587,857 Stock-based compensation 3,065 2,889 17,245 17,047 Intangible asset amortization 10,622 8,581 36,176 33,644 Loss on extinguishment of debt — — — 4,202 Other (a) 692 (8,149) 799 (20,012) Pre-tax adjustments to net income 14,379 3,321 54,220 34,881 Tax effect (3,595) (830) (13,555) (8,720) Adjusted net income $231,586 $205,052 $954,099 $614,018 Weighted-Average Diluted Common Shares Outstanding 41,960 46,682 44,280 47,306 Net income per diluted share $ 5.18 $ 4.26 $ 20.30 $ 12.19 Adjusted net income per diluted share $ 5.52 $ 4.39 $ 21.55 $ 12.98 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

Adjusted Earnings Per Share Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands, except per share data)		Three months ended September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017
Net income	$	220,802	$	202,561	$	54,241	$	45,997	$	32,699	$	20,857
Stock-based compensation		3,065		2,889		3,762		2,862		4,836		3,420
Intangible asset amortization		10,622		8,581		8,052		8,598		7,958		5,779
Gain on purchase of business		—		—		—		(7,384)		—		—
Loss on extinguishment of debt		—		—		273		—		—		—
Other [a]		692		(8,149)		(9,029)		(712)		(5,175)		110
Pre-tax adjustments to net income		14,379		3,321		3,058		3,364		7,619		9,309
Tax effect		(3,595)		(830)		(765)		(824)		(1,981)		(3,333)
Adjusted net income		$231,586		$205,052		$56,534		$48,537		$38,337		$26,833
Weighted-Average Diluted Common Shares Outstanding		41,960		46,682		47,925		47,845		48,308		66,468
Net income per diluted share	$	5.18	$	4.26	$	1.11	$	0.94	$	0.66	$	0.31
Adjusted net income per diluted share	$	5.52	$	4.39	$	1.18	$	1.01	$	0.79	$	0.40

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, certain legal matters, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

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Adjusted Earnings Per Share Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands, except per share data)	Fiscal Year Ended September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Stock-based compensation	17,245	17,047	13,064	11,798	14,664	12,788
Intangible asset amortization	36,176	33,644	32,262	32,876	32,104	22,407
Gain on purchase of business	—	—	—	(7,384)	(27,575)	—
Loss on extinguishment of debt	—	4,202	273	—	—	9,805
Gain on sale of joint venture	—	—	—	—	—	(5,774)
Other [(a)]	799	(20,012)	(6,712)	7,501	(639)	(2,696)
Pre-tax adjustments to net income	54,220	34,881	38,887	44,791	18,554	36,530
Tax effect	(13,555)	(8,720)	(9,722)	(10,974)	(4,824)	(11,470)
Adjusted net income	$954,099	$614,018	$181,467	$172,868	$150,375	$109,699
Weighted-Average Diluted Common Shares Outstanding	44,280	47,306	48,044	47,777	54,089	66,554
Net income per diluted share	$ 20.30	$ 12.19	$ 3.10	$ 2.83	$ 2.48	$ 1.27
Adjusted net income per diluted share	$ 21.55	$ 12.98	$ 3.78	$ 3.62	$ 2.78	$ 1.65

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, certain legal matters, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

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40© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended Fiscal Year Ended (in thousands) September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Net income $ 220,802 $ 202,561 $ 913,434 $ 587,857 Income tax expense 66,557 65,222 290,186 192,144 Depreciation and amortization 23,947 20,082 84,415 78,557 Interest expense, net 9,000 8,139 30,676 32,899 Stock-based compensation 3,065 2,889 17,245 17,047 Loss on extinguishment of debt — — — 4,202 Transaction costs 150 21 3,424 667 Other (a) 1,564 (5,983) 2,410 (15,826) Adjusted EBITDA $ 325,085 $ 292,931 $ 1,341,790 $ 897,547 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

	Three months ended					
(in thousands)	September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 220,802	$ 202,561	$ 54,241	$ 45,997	$ 32,699	$ 20,857
Income tax expense	66,557	65,222	20,584	16,105	1,447	12,173
Depreciation and amortization	23,947	20,082	18,946	18,286	17,637	14,485
Interest expense, net	9,000	8,139	9,457	12,196	12,372	5,726
Restructuring charges	—	—	(55)	623	604	556
Stock-based compensation	3,065	2,889	3,762	2,862	4,836	3,420
Loss on extinguishment of debt	—	—	273	—	—	—
Gain on purchase of a business	—	—	—	(7,384)	—	—
Transaction costs	150	21	17	837	6,638	2,235
Other (a)	1,564	(5,983)	(9,029)	(712)	(5,175)	110
Adjusted EBITDA	$ 325,085	$ 292,931	$ 98,196	$ 88,810	$ 71,058	$ 59,562
Net Sales	1,028,986	923,731	477,420	501,710	477,567	395,807
EBITDA Margin	31.6 %	31.7 %	20.6 %	17.7 %	14.9 %	15.0 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

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Net Income to Adjusted EBITDA Reconciliation

Atkore

Consolidated Atkore Inc.

(in thousands)	Fiscal Year Ended September 30, 2022	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
Net income	$ 913,434	$ 587,857	$ 152,302	$ 139,051	$ 136,645	$ 84,639
Income tax expense	290,186	192,144	49,696	45,618	29,707	41,486
Depreciation and amortization	84,415	78,557	74,470	72,347	66,890	54,727
Interest expense, net	30,676	32,899	40,062	50,473	40,694	26,598
Restructuring charges	—	—	3,284	3,804	1,849	1,256
Stock-based compensation	17,245	17,047	13,064	11,798	14,664	12,788
Loss on extinguishment of debt	—	4,202	273	—	—	9,805
Gain on purchase of a business	—		—	(7,384)	—	—
Gain on sale of a business	—	—	—	—	(27,575)	—
Gain on sale of joint venture	—	—	—	—	—	(5,774)
Transaction costs	3,424	667	196	1,200	9,314	4,779
Other (a)	2,410	(15,826)	(6,712)	7,501	(639)	(2,696)
Adjusted EBITDA	$ 1,341,790	$ 897,547	$ 326,635	$ 324,408	$ 271,549	$ 227,608
Net Sales	3,913,949	2,928,014	1,765,421	1,916,538	1,835,139	1,503,934
Adjusted EBITDA Margin	34.3 %	30.7 %	18.5 %	16.9 %	14.8 %	15.1 %

(a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

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43© Atkore Trailing Twelve Month Adjusted EBITDA Consolidated Atkore Inc. TTM Three months ended (in thousands) September 30, 2022 September 30, 2022 June 24, 2022 March 25, 2022 December 24, 2021 Net income $ 913,434 $ 220,802 $ 254,313 $ 233,477 $ 204,843 Interest expense, net 30,676 9,000 7,243 7,514 6,918 Income tax expense 290,186 66,557 88,041 78,613 56,975 Depreciation and amortization 84,415 23,947 20,428 19,994 20,046 Stock-based compensation 17,245 3,065 4,625 6,128 3,427 Transaction costs 3,424 150 1,708 790 776 Other(a) 2,410 1,564 1,172 (350) 25 Adjusted EBITDA $ 1,341,790 $ 325,085 $ 377,530 $ 346,166 $ 293,010 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

44© Atkore Net Debt to Total Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2022 June 24, 2022 March 25, 2022 December 24, 2021 September 30, 2021 June 25, 2021 March 26, 2021 December 25, 2020 Short-term debt and current maturities of long- term debt $ — $ — $ — $ — $ — $ 4,000 $ — $ — Long-term debt 760,537 759,999 759,461 758,924 758,386 780,489 765,049 764,379 Total debt 760,537 759,999 759,461 758,924 758,386 784,489 765,049 764,379 Less cash and cash equivalents 388,751 186,650 390,399 $ 498,959 576,289 397,142 304,469 $ 280,420 Net debt $ 371,786 $ 573,349 $ 369,062 $ 259,965 $ 182,097 $ 387,347 $ 460,580 $ 483,959 TTM Adjusted EBITDA (a) $ 1,341,790 $ 1,309,637 $ 1,206,371 $ 1,053,570 $ 897,547 $ 702,815 $ 492,274 $ 385,915 Total debt/TTM Adjusted EBITDA 0.6 x 0.6 x 0.6 x 0.7 x 0.8 x 1.1 x 1.6 x 2.0 x Net debt/TTM Adjusted EBITDA 0.3 x 0.4 x 0.3 x 0.2 x 0.2 x 0.6 x 0.9 x 1.3 x Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on August 2, 2022, May 3, 2022, January 31, 2022, November 18, 2021, August 3, 2021, April 29, 2021 and February 2, 2021.

45© Atkore Net Debt to Total Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ 26,561 $ 4,215 Long-term debt 760,537 758,386 803,736 845,317 877,686 571,863 Total debt 760,537 758,386 803,736 845,317 904,247 576,078 Less cash and cash equivalents 388,751 576,289 284,471 $ 123,415 126,662 45,718 Net debt $ 371,786 $ 182,097 $ 519,265 $ 721,902 $ 777,585 $ 530,360 TTM Adjusted EBITDA (a) $ 1,341,790 $ 897,547 $ 326,635 $ 324,408 $ 271,549 $ 227,608 Total debt/TTM Adjusted EBITDA 0.6 x 0.8 x 2.5 x 2.6 x 3.3 x 2.5 x Net debt/TTM Adjusted EBITDA 0.3 x 0.2 x 1.6 x 2.2 x 2.9 x 2.3 x Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 18, 2022, November 18, 2021, November 19, 2020, November 22, 2019, November 28, 2018, and November 29, 2017.

46© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Fiscal year ended (in thousands) September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 September 30, 2018 September 30, 2017 Net cash provided by operating activities $ 786,835 $ 572,902 $ 248,762 $ 209,694 $ 145,703 $ 121,654 Capital expenditures $ (135,776) $ (64,474) $ (33,770) $ (34,860) $ (38,501) $ (25,122) Free Cash Flow: $ 651,059 $ 508,428 $ 214,992 $ 174,834 $ 107,202 $ 96,532

47© Atkore atkore.com © Atkore